Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2016
Other Current Liabilities [Abstract]
Other Current Liabilities [Table Text Block]
Other current liabilities consisted of the following:

As at	December 31	December 31
millions of Canadian dollars	2016	2015
Accrued charges	$137	$130
Accrued interest on long-term debt	96	44
Sales and other taxes payable	16	4
Accrued interest on convertible debentures represented by instalment receipts (note 8)	-	11
Emission credits obligations (1)	10	6
Other	22	12
	$281	$207
(1) Throughout the three-year compliance period associated with the Regional Greenhouse Gas Initiative for carbon dioxide emissions, an obligation is recognized as gas is burned, measured at the cost to acquire credits for the related emissions. Emission credits are capitalized to inventory (note 14) when purchased and subsequently applied against the emission liabilities at the end of each compliance period.